UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 8, 2025

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2025, the Company held its annual meeting of shareholders, at which the Company’s shareholders approved seven proposals. Shareholders representing 3,002,566 shares, or 46.7%, of the common shares outstanding as of the March 19, 2025 record date, were represented at the meeting by proxy. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 31, 2025, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

Proposal 1

The Company’s shareholders elected eight individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Seth Lederman	1,326,930	178,254	1,497,382
Richard Bagger	1,343,132	162,052	1,497,382
Margaret Smith Bell	1,336,096	169,088	1,497,382
David Grange	1,343,219	161,965	1,497,382
Adeoye Olukotun	1,335,226	169,958	1,497,382
Newcomb Stillwell	1,336,384	168,800	1,497,382
Carolyn Taylor	1,335,229	169,955	1,497,382
James Treco	1,335,247	169,937	1,497,382

Proposal 2

The Company’s shareholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,812,075	63,752	126,739	0

Proposal 3

The Company’s shareholders approved a proposal to authorize the Company’s Board of Directors (the “Board”), in its discretion at any time within one year of May 8, 2025, to effect on or more reverse stock splits of then-outstanding shares of the Company’s common stock, at an aggregate ratio of not less than one-for-two (1:2) and not greater than one-for-two-hundred-and-fifty (1:250), with the exact ratio, number and timing of the reverse stock splits to be determined by the Board and included in a public announcement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,764,316	1,203,561	34,690	0

Proposal 4

The Company’s shareholders approved a proposal to amend the Company’s Amended and Restated Stock 2020 Stock Incentive Plan to increase the number of shares available for awards under plan by 1,000,000, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
751,420	724,627	29,136	1,497,382

Proposal 5

The Company’s shareholders approved a proposal to approve the Company’s 2025 Employee Stock Purchase Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,134,671	249,372	121,141	1,497,382

Proposal 6

The Company’s shareholders approved a proposal to approve the executive compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,045,066	297,523	162,595	1,497,382

Proposal 7

The Company’s shareholders approved a proposal to approve a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation, as set forth below:

One Year	Two Year	Three Year	Abstain	Broker Non-Votes
584,894	52,954	720,214	147,122	1,497,382

Following the Company’s receipt of the voting results on Proposal 7, the Company has determined to proceed with a frequency for voting on executive compensation of every three years.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: May 8, 2025	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer